Prospectus Supplement	December 12, 2008

PUTNAM VT INVESTORS FUND Prospectuses dated April 30, 2008

The section Who oversees and manages the funds? is supplemented to reflect that Gerard Sullivan and Robert Brookby now are the sole officers of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio.

Mr. Sullivan was appointed as a portfolio manager of the fund in July 2008. Since July 1, 2008, he has been employed by Putnam Management as a Senior Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments as a lead Portfolio Manager.

Mr. Brookby was appointed as a portfolio manager of the fund in September 2008. Since September 3, 2008, he has been employed by Putnam Management as a Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments as a Portfolio Manager.

The sub-section Investment management teams is deleted in its entirety. The sub-section Compensation of investment professionals is replaced in its entirety by the following:

Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is the Lipper Large-Cap Core Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

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PUTNAM INVESTMENTS